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                                                                   Exhibit 10.43

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE
    SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
                                    TREATMENT

                          LETTER AGREEMENT COM 0029-06

                              **Material Redacted**

                                  **12 pages**